Exhibit 99.1

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Searchable text section of graphics shown above

[LOGO]

[GRAPHIC]

Cano Presentation – Analysts, Fund Managers

New Orleans March 22, 2006

Producing oil & gas in the USA for the USA

[LOGO]	Producing oil & gas in the USA for the USA

Disclosure Statements

Safe-Harbor Statement — Except for the historical information contained herein, the matters set forth in this presentation are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The company intends that all such statements be subject to the “safe-harbor” provisions of those Acts. Many important risks, factors and conditions may cause the company’s actual results to differ materially from those discussed in any such forward-looking statement. These risks include, but are not limited to, estimates or forecasts of reserves, estimates or forecasts of production, future commodity prices, exchange rates, interest rates, geological and political risks, drilling risks, product demand, transportation restrictions, the ability of Cano Petroleum, Inc. to obtain additional capital, and other risks and uncertainties described in the company’s filings with the Securities and Exchange Commission. The historical results achieved by the company are not necessarily indicative of its future prospects. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Cautionary Notes to Investors – The Securities and Exchange Commission (SEC) permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Cano uses “non-proved reserves” in this presentation, which the SEC’s guidelines strictly prohibit it from including in filings with the SEC. Investors are urged to also consider closely the disclosures in Cano’s Form 10-KSB for the fiscal year ended June 30, 2005 and Cano’s Form 10-QSB for the fiscal quarter ended December 31, 2005, available from Cano by calling 866.314.2266. These forms also can be obtained from the SEC at www.sec.gov.

PV10 Calculations of Reserve Values are based on the SEC price deck for June 30, 2005 (Cano’s fiscal year end) of $56.54 per boe and are calculated “before tax” (BT).

WWW.CANOPETRO.COM	• Amex: CFW

Cano Business Model

Secondary and Enhanced Oil Recovery

Market	Managed Risk	Early Mover

Domestic/Int’l	No exploration	Business model
demand strong	risk	established
and growing
	No international or	Team and
Supply issues	offshore risk	relationships built

Favorable	Limited	Asset
economics	engineering risk	accumulation

Minimal Competition to Date

Stock Snapshot

Amex listed	CFW
# Shareholders	~8,000
Recent price	$7.89
High-low range	$3.50 - $10.65
Average volume (10-day)	305,270
Average volume (3-mos)	354,090
Market Cap	$212 million
Debt	$42.750 million
Shares outstanding	26.9 million
Float Shares	19.0 million

As of March 20, 2006

Proved PV10 Value* v. Share Price

[CHART]

* net of debt

Share Distribution (Estimated)

[CHART]

Business Strategy

•                  Acquire low-cost assets suitable for EOR and with a high ratio of probable/possible to proved reserves

•                  Convert probables/possibles to proved by waterflooding and applying EOR technologies

Primary Production

High risk

Lowest lifting cost

10% to 15% recovery of OOIP

[CHART]

Secondary Recovery - Waterflood

Low risk

Higher lifting cost

10% to 30% additional recovery of OOIP

[CHART]

5 SPOT

WATERFLOOD PROJECT

[GRAPHIC]

Tertiary Recovery

Enhanced Oil Recovery - EOR

15% to 25% additional recovery of OOIP

[CHART]

Enhanced Oil Recovery

•                  Gas Flooding

•                  CO2

•                  Nitrogen

•                  Chemical Flooding

•                  Alkaline-Surfactant-Polymer

•                  Surfactant-Polymer

Sandstone core after waterflood –
before surfactant-polymer flood

[GRAPHIC]

Sandstone cores flooded with surfactants and polymers

Surfactant alone recovers more oil, but bypasses some due to poor mobility control. (ie, water with soap alone is too thin to clean all the oil)

Surfactants with polymer clean oil evenly.  Good mobility control with the right surfactant = substantial oil recovery. (ie, thick water with soap cleans more oil out of rock)

[GRAPHIC]

Summary of Alkaline and Surfactant Floods

27 Projects since 1980

Recoveries typically range from 16-25% of OOIP

Chemical costs from $0.80 to $8.00 per incremental barrel of oil

Field	Owner	Technical	Region	Start	API	Oil Vis cp	Recovery Type	Pore Vol Chemicals	Incremental Oil %OOIP	Chemical Cost per bo	Notes

Adena	Babcock & Brown	Surtek	Colorado	2001	43	0.42	Tertiary	In progress		$2.45	Na2CO3 Pilot 5 Spot
Cambridge	Barrett	Surtek	Wyoming	1993	20	25	Secondary	60.4%	28.07%	$2.42	Na2CO3
Cressford	Dome	Surtek	Alberta	1987			Secondary			$2.25	Alkali and Polymer Only
Daquing BS	Sinopec		China	1996	36	3	Tertiary	82.1%	23.00%	$7.88	NaOH - Biosurfactant
Daquing NW	Sinopec	Surtek	China	1995	36	3	Tertiary	65.0%	20.00%	$7.80	NaOH
Daquing PO	Sinopec	Surtek	China	1994	26	11.5	Tertiary	42.0%	22.00%	$5.51	Na2CO3
Daquing XV	Sinopec		China		36	3	Tertiary	48.0%	17.00%	$9.26	NaOH
Daquing XF	Sinopec		China	1995	36	3	Tertiary	55.0%	25.00%	$7.14	NaOH
Daquing Foam	Sinopec		China	1997	NA	NA	Tertiary	54.8%	22.32%	$8.01	ASPFoam Flood following WAG
Daquing Scale Up	Sinopec		China	??	Reported to be Shut In Due to QC Problems with Surfactant
David		Surtek	Alberta	1985	23		Tertiary			$0.80
Driscoll Creek	True	Surtek	Wyoming	1998	Acrylamid converted to acrylate - water cut lowered
Enigma	Citation	Surtek	Wyoming	2001	24	43	Secondary	In progress		$2.49	Na2CO3
Etzikom	Renaissance/Husky	Surtek	Alberta	Current	In progress - Information not released
Gudong	CNPC	Shenli	China	1992	17.4	41.3	Tertiary	55.0%	26.51%	$3.92
Isenhaur	Enron	Tiorco	Wyoming	1980	43.1	2.8	Secondary	57.7%	11.58%	$0.83	Alkali and Polymer Only
Karmay	CNPC	UT/NIPER	China	1995	30.3	52.6	Tertiary	60.0%	24.00%	$4.35
Lagomar	PDVSA	Surtek	Venezuela	2000	24.8	14.7	Tertiary	45.0%	20.11%	$4.80	Single Well Test
Mellot Ranch	West	Surtek	Wyoming	2000	22	23	Tertiary	In progress		$2.51	NaOH
Minas I	Chevron	Chevron	Indonesia	1999	Micellar Polymer Failed when salinity of slug decreased
Minas II	Texaco	Texaco	Indonesia	Current	Lignin II Surfactant - In progress - Information not released
Sho Vel Tum	LeNorman	DOE	Oklahoma	1998	26.4	41.3	Tertiary	60.0%	16.22%	$6.40	Low Acid Number - Viscous
Bevery Hills	Stocker	Tiorco	California	Surfactant Injectivity Test
Tanner	Citation	Surtek	Wyoming	2000	21	11	Secondary	In progress		$2.82	NaOH
West Kiehl	Barrett	Surtek	Wyoming	1987	24	17	Secondary	26.5%	20.68%	$2.13
West Moorcroft	KSL	Tiorco	Wyoming	1991	22.3	20	Secondary	20.0%	15.00%	$1.46	Alkali and Polymer Only
White Castle	Shell	Shell	Louisiana	1987	29	2.8	Tertiary	26.9%	10.10%	$8.18	No Polymer

Nowata SP Flood Model

[CHART]

ASP/Model Advantages

•                  Reliable technology dates back to the 1950’s

•                  Significant technological advances in the last 25 years

•                  Applied in known mature fields

•                  Cost per incremental barrel: $12 - $15

Production & Reserves

Rich Valley	Acreage: 4,500		Nowata	Acreage: 2,601
780 Mboe proved; 937 Mboe probable 120 boepd			1,537 Mboe proved; 4,527 Mboe probable 200 boepd

Panhandle	Acreage: 27,000	[GRAPHIC]	Davenport	Acreage: 2,178
34,497 Mboe proved; 48,501 Mboe prob/poss 800 boepd			484 Mboe proved; 11,039 Mboe probable 50 boepd

Desdemona	Acreage: 9,968		Corsicana (Putnam)	Acreage: 341
1,986 Mboe proved; 24,652 Mboe probable 30 boepd			847 Mboe proved; 1,580 Mboe probable

Total Production:   ~1,200 boepd

Total Reserves	Total Acreage: 46,588
	Mboe	BT PV10
Proved	40,131	$352,400,000
Probable/Possible	91,236	$1,300,526,130

Reserve Categories

MBOE
Proved
PDP	7,696
PDNP	2,062
PUD	30,373
Non-Proved
Probable	55,002
Possible	36,234

Nowata

[GRAPHIC]

•                  Acquired for $2.5 million

•                  2,601 ac, Nowata County, OK

•                  Bartlesville Sand, 650 ft., 34 API

•                  OOIP: 58 Million bbls

•                  Proved: 1,537 Mboe

•                  Probable: 4,527 Mboe

•                  Production ~200 boepd

Strategy

ASP 24% recovery of core OOIP, pilot construction underway.  Anticipate ASP pilot injection to commence Q3 06, response expected Q2 07.

Davenport

[GRAPHIC]

•                  Acquired for $0.9 million

•                  2178 ac, Lincoln County, OK

•                  Prue Sand, 3,300 ft., 48 API

•                  OOIP: 58 Million bbls

•                  Proved: 484 Mboe

•                  Probable: 11,039 Mboe

•                  Production ~50 boepd

Strategy

SP core testing underway, results expected Q2 06. Anticipate SP pilot injection to commence Q3/Q4 06.

Rich Valley

[GRAPHIC]

•                  Acquired for $2.2 million

•                  4,500 ac, Grant County, OK

•                  Mississippian Carbonate, 37 API

•                  Proved: 780 Mboe

•                  Probable: 937 Mboe

•                  Production: ~120 boepd

Strategy

Horizontal lateral drilling program anticipated Q2 06.

Desdemona

[GRAPHIC]

•                  Acquired for $7.6 million

•                  9,968 ac, Erath, Eastland, Comanche Counties, TX

•                  Duke Sand, 2,850 ft, 37 API

•                  OOIP: 92 Million bbls

•                  Proved: 1,986 Mboe

•                  Probable: 24,652 Mboe

•                  Production: ~30 boepd

Strategy

Increase current production with workovers and recompletions. Implementation of waterflood pilot is underway. Initiate gas sales.

Panhandle

[GRAPHIC]

•                  Acquired for $55.2 million

•                  27,000 ac, Carson, Hutchinson and Gray Counties, TX

•                  Brown/White Dolomite, Granite Wash, 3,100 ft, 38 API

•                  OOIP: 600 Million bbls

•                  Proved: 34,497 Mboe

•                  Probable/Possible: 48,501 Mboe

•                  Production: ~800 boepd

Strategy

Increase current production with workovers and recompletions. Waterflood planning is underway, expected start in Q3 06.

Nowata

June 05	June 06	June 07	June 08	Jan 09

Engineering and Geo. Study	Execute	Pilot Response	SP Field-wide	Peak
SHE Upgrades	SP Pilot	Prob àProved

1,537 Mboe Proved		4,527 (Incremental)
200 BOEPD	216	410	4,372	5,495

Davenport

June 05	June 06	June 07	June 08	Mar 10

Engineering, Geological	Execute	Pilot Response	SP Field-wide	Peak
SP Lab Studies	SP Pilot	Prob àProved
SHE Upgrades

484 Mboe Proved		11,039 (Incremental)
30 BOEPD	50	147	236	11,748

Desdemona

June 05	June 06	June 08	June 09	June 10	Jun 12

Studies	WF Pilot	WF Expansion	Full WF Resp.	SP Field-wide	Peak
SHE Upgrade	Response	SP Lab Study	SP Pilots
WF Pilots	Prob àProved		Prob àProved

1,986 Mboe Proved	6,233		18,419 (Incremental)
30 BOEPD	212		1,383	2,329	10,590

Enhanced Oil Recovery – Upgrading
Probable/Possible to Proved Reserves

[CHART]

Why Panhandle (WO Energy)

•                  Strategic fit

•                  Regional growth opportunities

•                  Low reserve cost

•                  Generates significant free cash flow

•                  Highly accretive

Transaction Summary

			$m
•	Consideration
	•	Cash	$2,000
	•	1,791,320 shares x $4.60/share	8,240
	•	Debt ($30M senior, $15M sub)	45,000
	•	Total consideration	$55,240

•	Proved Reserves – 34,497,000 boe
•	Probable/Possible – 48,501,000 boe
•	Current Production of ~800 boepd

•                  Senior debt $30M

•                  LIBOR + 1.50 – 2.25%

•                  Interest only, 4 years

•                  Subordinated debt $15M

•                  LIBOR + 6.5%

•                  Interest only, 5 years

•                  8.2% first year blended rate

•                  830 boepd hedged against price decrease ($60 in year 1, $55 in years 2 and 3)

•                  No hedge against price increase – upside not “capped”

Cost of Reserves

• Total Consideration	$55,240,000
• Allocated to equipment	5,240,000
• Allocated to oil assets	$50,000,000

• Total proved 34,497,000 boe	$ 1.45/boe
• PDP 5,097,000 boe
• PUD 29,400,000 boe
• Probables/Possibles of 48,501,000 boe

Growth Opportunities

[GRAPHIC]

Corporate Strategy FY2006-2009

•                  Increase production/cash flow

•                  Develop Panhandle PUD’s with waterflood

•                  Convert probable reserves to proved

• implement waterflood at Desdemona

• launch of Nowata SP project

• apply SP at Davenport

• horizontal drill at Rich Valley

• horizontal drill and apply SP at Corsicana

•                  Acquire additional properties that fit business model

Asset Development Plan

Oct 05 – Dec 06

Davenport	$1.4	M	47 boepd – PDNP, SP evaluation, and $488K for 7.5% RWI
Rich Valley	$3.7	M	140 boepd – drill 7 infill wells, PDNP, Waterflood eval. and SH&E upgrades. Proves infill program.
Nowata	$4.0	M	58 boepd – SP chemistry and pilot, PDNP, SH&E. Proves SP reserves.
Desdemona	$3.7	M	354 boepd –waterflood pilots, PDNP, gas sales, SWD facility, reservoir characterization. Proves waterflood resv.
Corsicana	$0.8	M	48 boepd, prove up horizontal well technology, SP chemistry evaluation
Panhandle	$2.0	M	Initiate waterflood pilot
Total	$15.6	M	Incremental 647 boepd production, proves additional 10.9 MMboe reserves with a PV10 of $247 million.

Projected Production Growth

[CHART]

Production/Expense Model - Total

[CHART]

Annual CapEx Requirements

[CHART]

Potential Equity Valuation

Current stock price		$7.89/share
Shares outstanding		26.9 million
Market capitalization		$212,000,000

Proved reserves (boe)		40 million
PV10 proved reserves (less debt)		$309,650,000
PV10 proved reserves (less debt)		$11.51/share

Probable/Possible reserves (boe)		91 million
PV10 prob/poss reserves		$1.3 billion
PV10 prob/poss reserves		$48.32/share
	Probables/Possibles (Risked 50%) =	$24.16/share

Proved PV10 Value* v. Share Price

[CHART]

* net of debt

[LOGO]

©              CanoPetroleum Inc, 2006

[GRAPHIC]

Producing oil & gas in the USA for the USA